Exhibit 99.2

Exhibit 99.2

Somera

equipping networks for life

Q1 2005 Earnings Presentation

David W. Heard Kent Coker President & CEO Chief Financial Officer

Forward Looking Statement

This presentation may include forward looking statements that are based on current expectations that involve risks and uncertainties including, but not limited to, Somera’s gross margin and operating expense levels in future periods, Somera’s expected return to profitability on a quarterly basis and the timing thereof; Somera’s strategy and goals in future periods and the execution thereof; expected stabilization of and growth in revenues; expected market size of the Lifecycle Management Services opportunity; expected areas of future growth and market share gains; Somera’s ability to capitalize and execute on its Lifecycle Management Services strategy; Somera’s ability to execute on LifecyclePLUS, RecoveryPlus and RepairPLUS opportunities; and future customer spending levels. These and other forward-looking statements are based on current expectations that involve risks and uncertainties. Somera’s actual results may differ materially from the forward-looking statements made in this presentation. Factors that could cause actual results to differ include general economic conditions, particularly those affecting the telecommunications industry; capital equipment spending levels of Somera’s customer base, including the risk of continued customer spending delays associated with carrier consolidation; the impact of competition on Somera’s business; Somera’s continued ability to match equipment supply with customer demand; potential shortages in product supply; Somera’s ability to continue its international expansion; Somera’s ability to reduce operating expenses and breakeven revenue amounts; and risks related to its service business, including its lifecycle services offering. These and other risk factors are detailed in Somera’s Annual Report on Form 10-K for the year ended December 31, 2004 and Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission.

Somera - Proprietary

Target Breakeven Quarter Model

Target B/E Qtr

(in millions)

Revenue $32.00

Gross Profit % 35% Gross Profit $ $11.20

Op Expense $11.10

Op Income $0.10

Target Breakeven Model*

Revenues $31-33M Margins 34-36%

Expenses Approx +/-$11.0M

Target Revenue Mix $22-23M $1.9-2.6M

$20-21M

Base Quarter

Services & Programs

Brokerage $31-33M

+/- $6-8M

+/- $25M

Target Breakeven Quarter

Somera—Proprietary *Targeted return to profitability on a quarterly basis by the end of 2005

Somera Asset Management Strategy

Disposition Valuation Inventory Analysis Procurement

Professional, Repeatable Programs

Out of Warranty Repair Testing & Refurbishment

End of Life Management Custom Configurations Logistics Management Installation/De-Installation Spares Management

New Equipment Sales Refurbished Equipment Sales Spot Buying

Somera - Proprietary

BROKERAGE SERVICES

RECOVERY PLUS TM

REPAIR PLUS LIFECYCLE PLUS

Somera Recovery PLUS TM

Procurement

Disposition

Valuation

Inventory Analysis

RecoveryPLUS Value Proposition

Provided significant savings over last 10 years. Core competence of Somera Low to no cost risk Guaranteed improvement to ROA

Capital preservation Real dollar savings

Custom disposition options to maximize return Standardized, repeatable processes Business transparency required for SOX compliance Guarantees optimized price for sourcing and selling

Somera Asset Manager

Somera - Proprietary

Business Model



Blended Margin Contribution
Stand Alone Brokerage
Recovery PLUS
Repair PLUS
Lifecycle PLUS
Brokerage
RecoveryPLUS
RepairPLUS
LifecyclePLUS

Unique Business Model

- **Leverages service bundle with GP**
  - Base Brokerage 28+%
    - RecoveryPLUS
    - RepairPLUS
    - LifecyclePLUS
  - Target Lifecycle Services 40-45%
- **Utilizes common infrastructure**
  - Spares
  - Facilities (testing, shipping, logistics)
  - Systems
  - Direct Marketing
  - Sales
  - Customer Care

Somera - Proprietary

somera

4 Point Plan to Profitability

Drive growth in traditional equipment brokerage business

Increase international contribution

Establish a leadership position in Telecom Asset Management, resulting in an annuity-based revenue stream Tightly manage business to margins and expenses of new model

Somera - Proprietary